SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K

       REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                           EXCHANGE ACT OF 1934

                        COMMISSION FILE NO. 0-32443

                            SEPTEMBER 10, 2002
             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       HORNBLOWER INVESTMENTS, INC.


          COLORADO                   0-32443               84-1365550
(STATE OR OTHER JURISDICTION       (COMMISSION              I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)               ID NUMBER


     3215 MATHERS AVENUE, WEST VANCOUVER, BC  CANADA        V7V 2K6
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

                              (604) 913-8355
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                       HORNBLOWER INVESTMENTS, INC.
                            REPORT ON FORM 8-K

                             TABLE OF CONTENTS



PAGE
Item  5   Other Events...........................................    2


Signatures      ..................................................   2

ITEM 5. OTHER EVENTS

Hornblower Investments, Inc. and Danbury Financial Corp. have entered into an Agreement and Plan of Merger. Hornblower is the surviving corporation and in accordance with the terms of the merger, changed its name on September 10, 2002 to Danbury Financial, Inc.

                                SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2002


By:    /s/ Sandy Winick
       Sandy Winick  Chairman, President and CEO